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EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-44575, 333-80223, 333-80225, 333-21593
and 333-11651.

                                             /s/ Arthur Andersen LLP
                                             ------------------------------


Boston, Massachusetts
September 28, 1999